SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
For the Wells Fargo Advantage Growth Fund

Effective at the close of business on January 31, 2012, Class A, Class C, Administrator Class, Institutional Class and Investor Class of the Wells Fargo Advantage Growth Fund (the "Fund") will be closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the Statement of Additional Information. Wells Fargo Funds Management, LLC reserves the right to reject any purchase order into the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

December 14, 2011	LCR121/P101SP

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
OF
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

The following information is added to the section titled "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION", beginning on page 59 of the SAI.

Investors Eligible to Purchase Closed Funds. Effective at the close of business on January 31, 2012, the Class A, Class C, Administrator Class, Institutional Class and Investor Class of the Wells Fargo Advantage Growth Fund (the "Closed Fund") are closed to new investors, except in connection with the closing of a reorganization. Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the below referenced categories. If you believe you are eligible to purchase shares of the Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

You may continue to purchase shares of the Closed Fund (either directly or through a financial intermediary) if:

■

You are an existing shareholder (i.e., one with an open and funded account) of the Closed Fund and you wish to:

●

add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

●

open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

■

You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

■

You are a participant in a qualified defined contribution plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

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You sponsor a retirement plan or benefit plan that currently invests in the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

New Investors. Certain new investors who meet the conditions and/or criteria outlined below may qualify to purchase the Closed Fund:

■

New fee-based investment products and/or mutual fund wrap programs (through a broker, dealer, financial planner, or consultant) that meet the following criteria will be able to invest in the Fund: (i) those that are in the process of selecting the Closed Fund for investment and/or utilization in model portfolios, (ii) those that have confirmed indications of interest to invest in the Closed Fund to Funds Management or Wells Fargo Funds Distributor, LLC on or before January 31, 2012, and (iii) those that have made their initial investments in the Fund no later than March 30, 2012, in each case, to be determined by the Officers;

■

Existing fee-based investment products and/or existing mutual fund wrap programs (through a broker, dealer, financial planner, or consultant) that currently use the Closed Fund in model portfolios are eligible to add new accounts within such existing products and platforms, including any new model portfolios introduced in existing products and platforms that are pre-approved by Funds Management;

■

Registered investment advisers who currently offer shares of the Closed Fund in their asset allocation programs are eligible to add new accounts; and

■

New retirement plans, benefit plans, and retirement plan platforms will be able to invest in the Closed Fund.

December 14, 2011